                                                                   EXHIBIT 10.21

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

         This First Amendment to Loan and Security Agreement (the "First Amendment") is made as of this 23rd of August, 2002 by and among

         Fleet Retail Finance Inc. (the "Agent"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, for the Revolving Credit Lenders party to the Agreement (defined below), and

         The CIT Group/Business Credit, Inc. (the "Co-Agent"), a New York corporation with offices at 5420 LBJ Freeway (Suite 200), Dallas, Texas, and

         The Revolving Credit Lenders party to the Agreement, and

         Hastings Entertainment, Inc. (the "Borrower"), a Texas corporation with its principal executive offices at 3601 Plains Boulevard, Amarillo, Texas 79102 in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH:

         WHEREAS, on August 29, 2000, the Agent, the Co-Agent, the Revolving Credit Lenders and the Borrower entered in a certain Loan and Security Agreement (as amended and in effect, the "Agreement"); and

         WHEREAS, the Agent, the Co-Agent, the Revolving Credit Lenders and the Borrower desire to modify certain provisions of the Agreement as set forth herein.

         NOW, THEREFORE, it is hereby agreed among the Agent, the Co-Agent, the Revolving Credit Lenders and the Borrower as follows:

         1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Article 1. The provisions of Article 1 of the Agreement are hereby amended as follows:

                  (a) The definition of "Base Margin Rate" is hereby deleted in its entirety, and the following substituted in its stead:

                           "BASE MARGIN RATE": That rate per annum which is the aggregate of Base plus the Base Margin.

                  (b) The definition of "Libor Margin" is hereby deleted in its entirety, and the following substituted in its stead:

                           "LIBOR MARGIN": Shall mean as of the effective date of the First Amendment, 2.0% (notwithstanding that Average Availability requirements for another Level may have been satisfied). Thereafter, commencing May 1, 2003, and on the first day of each calendar quarter thereafter, the Libor Margin shall be adjusted based upon the Borrower's aggregate daily Average Availability for the immediately preceding calendar quarter divided by the total number of days in such immediately preceding calendar quarter. Provided, however, upon the occurrence of an Event of Default, the Libor Margin shall be immediately increased to the percentage set forth in Level IV below (even if the Average Availability requirements for another Level have been met), and interest shall be determined in the manner set forth in Section 2-11(f).

  LEVEL                        AVERAGE AVAILABILITY                   LIBOR MARGIN
  -----                        --------------------                   ------------
    I                        Greater than $50,000,000                     1.75%
   II                Greater than $35,000,000 and less than               2.00%
                             or equal to $50,000,000
  III                Greater than $25,000,000 and less than               2.25%
                             or equal to $35,000,000
   IV                 less than or equal to $25,000,000                   2.50%

                  (c) The definition of "Maturity Date" is hereby amended by deleting the following therefrom:

                           AUGUST 29, 2003

                           and substituting the following in its stead:

                           AUGUST 29, 2005

                  (d) The definition of "Revolving Credit Ceiling" is hereby deleted in its entirety, and the following substituted in its stead:

                           "REVOLVING CREDIT CEILING": $80,000,000.00.

                  (e)      The following new definitions are hereby added to the
                           Agreement:

                                    (i)      "BASE MARGIN": Shall mean as of the
                                             effective date of the First
                                             Amendment, 0.0% (notwithstanding
                                             that Average Availability
                                             requirements for another Level may
                                             have been satisfied). Thereafter,
                                             commencing May 1, 2003, and on the
                                             first day of each calendar quarter
                                             thereafter, the Base Margin shall
                                             be adjusted based upon the
                                             Borrower's aggregate daily Average
                                             Availability for the immediately
                                             preceding calendar quarter divided
                                             by the total number of days in such
                                             immediately preceding calendar
                                             quarter. Provided, however, upon
                                             the occurrence of an Event of
                                             Default, the Base Margin shall be
                                             immediately increased to the
                                             percentage set forth in Level IV
                                             below (even if the Average
                                             Availability requirements for
                                             another Level have
                                             been met), and interest shall be
                                             determined in the manner set forth
                                             in Section 2-11(f).


  LEVEL             AVERAGE AVAILABILITY                BASE MARGIN
  -----             --------------------                -----------

     I             Greater than $50,000,000                   0.0%
    II       Greater than $35,000,000 and less than           0.0%
                    or equal to $50,000,000

   III       Greater than $25,000,000 and less than          0.25%
                    or equal to $35,000,000

    IV        less than or equal to $25,000,000              0.50%

                                    (ii)     "FIRST AMENDMENT" Shall mean that
                                             certain First Amendment to Loan and
                                             Security Agreement dated August
                                             23rd by and among the Borrower, the
                                             Agent, and the Revolving Credit
                                             Lenders.

         3. Amendments to Article 2. The provisions of Article 2 are hereby amended as follows:

         (a) Section 2-14 of the Agreement is hereby amended by deleting the following from the fourth (4th) line thereof:

                  $70,000,000.00

                  and substituting the following in its stead:

                  $80,000,000.00

         (b) Section 2-15 of the Agreement is hereby amended by deleting the following from the third (3rd) line thereof:

                  February 28, 2002

                  and substituting the following in its stead:

                  February 28, 2004

         4.       Amendments to Exhibits.

                  (a) Exhibit 2:2-22 is hereby deleted in its entirety, and is replaced by Exhibit 2:2-22 annexed hereto and incorporated herein by reference.

                  (b) The remaining Exhibits to the Agreement are true and accurate in all respects and there have been no changes thereto from the date on which such Exhibits were delivered to the Agent.

         5. Amendment Fee. As compensation for the commitments of the Revolving Credit Lenders to enter into this First Amendment with the Borrower and to continue to make loans and advances to the Borrower and as compensation for such Revolving Credit Lenders' respective maintenance of sufficient funds available for such purpose, such Revolving Credit Lenders have earned an Amendment Fee (the "Amendment Fee") in the amount and which shall be paid, in accordance with the terms and conditions of the Amendment Fee Letter of even date herewith by and between the Borrower and the Agent (the "Amendment Fee Letter"). The Amendment Fee shall be deemed fully earned upon the execution hereof and shall not be subject to refund or rebate under any circumstances.

         6. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Borrower hereby ratifies, confirms, and reaffirms all representations, warranties, and covenants contained therein and hereby represents that no Events of Default exist under the Loan Documents. The Borrower further ratifies and confirms that any and all Collateral previously granted to the Agent for the ratable benefit of the Revolving Credit Lenders continues to secure the existing Liabilities as well as the Liabilities as amended hereby, and any future Liabilities.

         7. Conditions to Effectiveness. This First Amendment shall become effective upon the satisfaction of the following conditions precedent:

                  (a) This First Amendment shall have been duly executed and delivered by each of the Borrower, the Revolving Credit Lenders and the Agent and shall be in full force and effect.

                  (b) The Borrower shall have paid to the Agent, for the ratable benefit of the Revolving Credit Lenders, the Amendment Fee.

                  (c) The Borrower shall have delivered to the Agent its Secretary's Certificate with certified copies of (i) Incumbency Certificate; (ii) Specimen Signatures; and
                           (iii) Resolutions.

                  (d) All proceedings in connection with the transactions contemplated by this First Amendment and all documents incident thereto shall be reasonably satisfactory in substance and form to the Agent, and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request. Further, the Borrower shall have delivered to the Agent such additional documents which the Agent may reasonably request, including, without limitation, an amended and restated Revolving Credit Note to reflect the increase in the Revolving Credit Ceiling, the Amendment Fee Letter, and a ratification by each guarantor of their respective guaranties.

                  (e) The Borrower shall have paid all reasonable costs and expenses of the Agent including, without limitation, all attorneys' fees and expenses incurred by the Agent in connection with the Agreement, the Loan Documents, and the preparation, negotiation and execution of this First Amendment.

         8.       Miscellaneous.

                           (a) This First Amendment may be executed in several
                  counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                           (b) This First Amendment expresses the entire
                  understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof

                           (c) Any determination that any provision of this
                  First Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this First Amendment.

                           (d) The Borrower shall pay on demand all costs and
                  expenses of the Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this First Amendment.

                           (e) The Borrower warrants and represents that the
                  Borrower has consulted with independent legal counsel of the Borrower's selection in connection with this First Amendment and is not relying on any representations or warranties of any Revolving Credit Lender or the Agent or their respective counsel in entering into this First Amendment.

                           (f) The Borrower acknowledges and agrees that the
                  Borrower does not have any claims, counterclaims, offsets, or defenses against any Revolving Credit Lender or the Agent directly or indirectly relating to the Borrower's relationship with, and/or the Borrower's Liabilities, and to the extent that the Borrower has or ever had any such claims, counterclaims, offsets, or defenses against any of the

                  Revolving Credit Lenders or the Agent, the Borrower affirmatively WAIVES the same. The Borrower, and for its representatives, successors and assigns, hereby RELEASES, and forever discharges the Revolving Credit Lenders and the Agent and their respective officers, directors, agents, servants, attorneys, and employees, and their respective representatives, successors and assigns, of, to, and from all known debts, demands, actions, suits, accounts, covenants, contracts, agreements, damages, and any and all claims, demands, or liabilities whatsoever, of every name and nature, both at law and in equity through the date hereof.


                  [remainder of page left intentionally blank]

         IN WITNESS WHEREOF, the parties have hereunto caused this First Amendment to be executed and their seals to be hereto affixed as of the date first above written.


                                       HASTINGS ENTERTAINMENT, INC.

                                                              ("Borrower")


                                       By:   /s/ DANNY CROW
                                           -------------------------------------
                                       Name:     Danny Crow
                                            ------------------------------------
                                       Title:    CFO
                                             -----------------------------------


                                       FLEET RETAIL FINANCE INC.
                                                                 ("Agent")


                                       By:   /s/ TIMOTHY R. TOBIN
                                           -------------------------------------
                                       Name:     Timothy R. Tobin
                                            ------------------------------------
                                       Title:    Director
                                             -----------------------------------


                                       THE CIT GROUP/BUSINESS CREDIT, INC.
                                                              ("Co-Agent")


                                       By:   /s/ ROBERT J. MOLLOY
                                           -------------------------------------
                                       Name:     Robert J. Molloy
                                            ------------------------------------
                                       Title:    Vice President
                                             -----------------------------------

                                       The "Revolving Credit Lenders"


                                       FLEET RETAIL FINANCE INC.


                                       By:   /s/ TIMOTHY R. TOBIN
                                           -------------------------------------
                                       Name:     Timothy R. Tobin
                                            ------------------------------------
                                       Title:    Director
                                             -----------------------------------


                                       THE CIT GROUP/BUSINESS CREDIT, INC.


                                       By:   /s/ ROBERT J. MOLLOY
                                           -------------------------------------
                                       Name:     Robert J. Molloy
                                            ------------------------------------
                                       Title:    Vice President
                                             -----------------------------------

                                 EXHIBIT 2:2-22

                     REVOLVING CREDIT LENDERS' COMMITMENTS


                                             REVOLVING CREDIT                 REVOLVING CREDIT
REVOLVING CREDIT LENDER                      DOLLAR COMMITMENT                COMMITMENT PERCENTAGE
-----------------------                      -----------------                ---------------------
Fleet Retail Finance Inc.                    $40,000,000.00                   50%
The CIT Group/Business Credit, Inc.          $40,000,000.00                   50%
                                             --------------                   --
Totals                                       $80,000,000.00                   100.000%
                                             ==============                   =======